March 2013 Investor Presentation Exhibit 99.1

2 Safe Harbor Statement The information contained herein is current only as of the date hereof; however, unless otherwise indicated, financial information contained herein is as of December 31, 2012. The business, prospects, financial condition or performance of FairPoint Communications, Inc. (“FairPoint”) and its subsidiaries described herein may have changed since that date. FairPoint does not intend to update or otherwise revise the information contained herein. FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein. Market data used throughout this presentation is based on surveys and studies conducted by third parties, as well as industry and general publications. FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does FairPoint make any express or implied warranties or representations as to the completeness or accuracy nor does it accept responsibility for errors. Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Throughout this presentation, reference is made to Adjusted EBITDA and Unlevered Free Cash Flow and adjustments to GAAP and non-GAAP measures to exclude the effect of special items. Management believes that Adjusted EBITDA provides a useful measure of operational and financial performance and removes variability related to pension contributions and payments for other post-employment benefits and that Unlevered Free Cash Flow may be useful to investors in assessing the Company’s ability to generate cash and meet its debt service requirements. The maintenance covenants contained in the Company’s credit facility are based on Consolidated EBITDA. In addition, management believes that the adjustments to GAAP and non-GAAP measures to exclude the effect of special items may be useful to investors in understanding period-to-period operating performance and in identifying historical and prospective trends. We provide guidance as to certain financial information herein, which consists of forward-looking statements. Our guidance is not prepared with a view toward compliance with the published guidelines of the American Institute of Certified Public Accountants, and neither our independent registered public accounting firm nor any other independent expert or outside party compiles or examines the guidance and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto. Guidance is based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We generally state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent our actual results which could fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. Notwithstanding this, we do not accept any responsibility for any projections or reports published by any such outside analysts or investors. Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions or the guidance furnished by us will not materialize or will vary significantly from actual results. Accordingly, our guidance is only an estimate of what management believes is realizable as of the date hereof. Actual results may vary from the guidance and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors are urged to put the guidance in context and not to place undue reliance on it. Any inability to successfully implement our operating strategy or the occurrence of any of the events or circumstances discussed therein could result in the actual operating results being different than the guidance, and such differences may be material.

3 FairPoint Communications Highlights  Leading communications services company with attractive assets and significant scale - Three contiguous states with an extensive, next generation fiber network spanning 15k route miles - Telecom Group assets provide stable free cash flow  Continued business and operating improvements following 2011 stabilization - Strong broadband growth - Significant increase in sales booking with major contract wins - Improving access line attrition rates - including significant improvement in business line loss - Facilitated regulatory change in NNE to materially improve FairPoint's competitiveness  High confidence in ability to further reduce costs meaningfully over the next several years - Implemented a 16% reduction in headcount in the last two years - Capex demands continue to decline with completion of most required broadband extensions  Focused on free cash flow generation and leverage reduction - Debt reduced from $1 billion to $940 million in last twelve months (1) - Target leverage of 3.0x or lower  Experienced management team delivering results (1) After refinancing, which closed Feb. 14, 2013

FairPoint Communications Overview

- Incumbent communications provider in ME, NH and VT ("Northern New England" or "NNE")
  - Over 1 million access line equivalents [(1)]
  - Significant organic growth opportunity, especially in business market
  - Strong next-generation network and human resources infrastructure in Northern New England
  - Over 15,000 route miles of fiber attracts sustainable, IP/Ethernet based revenues and lowers network operating cost
  - ~90% average broadband availability
- Serving the communications needs of rural communities in 14 other states ("Telecom Group")
  - 255k access line equivalents
  - Less competition, consistent cash flow generation
  - Local presence and workforce
  - ~90% average broadband availability
  - 51% broadband penetration [(3)]
  - Closed sale of Idaho property for 6x EBITDA in 1Q13
- ~$1 billion LTM revenue and ~3,400 employees

Service Territory



Telecom Group
Northern New England

Access Line Equivalents [(2)]

as of Dec. 31, 2012	NNE	Telecom Group	Total
Switched access lines:			
Residential	464,596	122,129	586,725
Business	252,591	47,110	299,701
Wholesale	65,641	NM	65,641
Total switched access lines	782,828	169,239	952,067
Broadband Subscribers	240,450	85,917	326,367
Total access line equivalents	1,023,278	255,156	1,278,434

(1) Switched access lines plus broadband subscribers as of Dec. 31, 2012
(2) Before impact of Idaho divestiture
(3) Broadband subscribers as a percentage of voice access lines

4

5 Instill Instruct Inspire Disciplined Four Pillar Strategy Roadmap Four Pillar Strategy for Increasing Free Cash Flow Improve Operations Change Regulatory Environment Transform and Grow Revenue Execute Human Resource Strategy 1 2 3 4

❶ Proven Operational Performance

FairPoint communications

Focus on Quality and Service
Leveraging Network with Outstanding Project Management

Key Operational Highlights in 2012

- ✓ Meaningful improvement in service quality [(1)]
  - 22% YoY reduction in repair calls
  - 23% YoY reduction in trouble reports
  - 26% YoY reduction in repeat trouble calls
  - 38% YoY improvement in Ethernet installation intervals
- ✓ Best-in-class complex project management
  - Fiber-to-the-Tower initiative
    - ~950 mobile Ethernet backhaul connections. Contracted to increase to over 1,300 in 2013
  - Next Generation E-911 service
    - Fiber and next generation 911 service to 26 Public Service Answering Points
  - New England Telehealth Consortium
    - Fiber connection to over 400+ healthcare institutions
- ✓ Response during major storms (Sandy and Irene) along with the recovery efforts, further solidified our position as a trusted provider among our customers

(1) Northern New England only

6

7 (000s) 297 305 312 314 319 321 323 326 250 300 350 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 (7.7) (6.8) (6.2) (5.0) (3.9) (3.2) (3.0) (3.1) (10) (5) 0 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 (%) Improving Operating Trends Robust Broadband Subscriber Growth Business Voice Line Loss Stabilization (1) Focus on Value-Added services growth, access line stabilization and subscriber retention driving continued operational improvement across FairPoint’s core businesses 10% 1 (1) Pro forma for sale of FairPoint’s payphone business in Northern New England

8 • Regulatory reform required to fulfill mission • 23% of Business Market Change Regulatory Environment • Regulators and legislators in Maine, New Hampshire and Vermont have responded to FairPoint’s message of the need for a level playing field • Improvement in service quality and recognition of need for strong communications infrastructure provider promote the concept of a level playing field • Tangible Progress:  Elimination of regulatory oversight on all retail services other than basic local exchange services in Maine and New Hampshire  Reduction or elimination of annual retail service quality penalty exposure in Maine (from $12.5 million to $2 million), New Hampshire (from $12.5 million to zero) and Vermont (from $10.5 million to 1.7 million)  New Incentive Regulation Plan in Vermont provides greater pricing flexibility for retail services by detariffing all but basic local exchange services 2 • Strong provider of last resort • Extension of broadband to unserved and underserved regions Level Playing Field Strong Communications Infrastructure • Business • Broadband • Ethernet/Transport Sustainable Growing Revenue

3 Revenue & Product Transformation

FairPoint communications

- **Focus: Growth-oriented, high-margin services**
- **Service: Fiber, Ethernet and other data-centric services**
- **Target: Three contiguous state footprint for regional, local and wholesale customers**

3a Next Generation Network

- VantagePoint[SM] network (NNE) deployed to support latest high-speed data services
- Over 15k fiber route miles with connections to over 350 Central Offices
- 2.1 million high-speed Internet qualified loops, including over 1.3 million qualified ADSL-2+ loops and over 100K fiber-to-the-prem passings
- Latest generation IP/MPLS network core and over 400G DWDM optical transport

3b Enhanced Data Products

- Focus on data-centric products such as Carrier Ethernet, FTTT and Broadband
- Gradual phase-out of legacy TDM-based voice products in residential markets
- Continued innovation to develop next-generation data product capabilities
- Additional out-of-territory and growth initiatives (e.g. Ethernet) targeted for 2013

3c Non-Incumbent Sales Culture

- Improved sales recruiting process, sales activity model and best-in-class practices
- Focused go-to-market strategy based on customer, product and sales verticals
- Key wins across the Business, Wholesale and Government / Education markets
- Target key segments (e.g. Enterprise, SMB) that are expected to have high take-up

Significant Growth Opportunities in NNE Business Market (Currently 23% Market Share)

9

③a Next-Generation Network

FairPoint communications

FairPoint has made significant investments to upgrade its network infrastructure to expand the breadth of high-speed data services for businesses and consumers

VantagePoint Network Highlights

- Ultra-fast fiber network deployed across Maine, New Hampshire and Vermont
  - Over 15,000 fiber route miles
  - ~721,000 fiber strand miles
  - Extension to over 350 central offices
  - Extending out of region (e.g. Boston / New York)
  - Over $190 million invested to upgrade network
- Network designed to support latest high-speed data services and handle significant data volume
  - 400G DWDM network transport across region
  - Over 2.1 million Internet-qualified (ATM, Ethernet) lines
    - Over 1.3 million Ethernet-qualified ADSL-2+ loops
    - Over 100K fiber-to-the-prem passings
    - 0.7 million ATM / TDM DSL loops are being moved to Ethernet network over time
- Next-generation IP/MPLS core allows for reliable high-speed data transmission and transport
  - Designed for maximum network redundancy, fault tolerance and scalability
  - Key for mission-critical applications / customers

Network Coverage & Capabilities



Provider Routing Core MPLS, ROADM and 10 Gbps Ethernet Aggregation
Provider Edge MPLS, ROADM and 10 Gbps Ethernet Aggregation
DWDM Route (400 Gbps Capacity)
10 Gbps Ethernet Route

VantagePoint℠ Broadband Coverage

• Maine	≥ 85%
• New Hampshire	94%
• Vermont	90%

10

3b Enhanced Data Products

FairPoint communications

High data speed, available capacity and growing Ethernet revenues

Large Opportunity for Higher-Speed Products

- FairPoint continues to increase both the speeds and reach for high-speed internet through the NNE coverage area
  - Increased in-footprint broadband availability from ~60% to ~90% over the past 5 years
  - Significantly increased product capabilities

Opportunity for 7Mb+ Data Products

Max Speed	Current Subs	Total Qualified Loops	% Share
<=1.5Mb	70k	342k	20%
3Mb	98k	555k	18%
7Mb	42k	505k	8%
15Mb	9k	642k	1%
30Mb	8k	112k	7%
Total	228k	2.1MM	11%

Next-Generation Ethernet & IP Products

- Key growth products include:
  - Carrier Ethernet Services
  - Retail Ethernet (E-DIA, E-LAN)
  - Broadband (DSL and FTTH)
  - High capacity / transport services
  - Managed services (Hosted VoIP)
- FairPoint's Carrier Ethernet Service (CES) product becoming increasingly important as the Company drives expansion into the business market
  - Ethernet revenue has grown 70% YoY
- Network supports multiple Ethernet access technologies, including Ethernet over copper and Ethernet over TDM
- IP and Ethernet products will be critical as the product mix shifts away from local voice, ATM, frame relay and switched access

11

12 Instill Discipline Instruct Process Inspire Growth Non-Incumbent Sales Culture 3c Sales Segment Improvements in 2012 Marketing Enhancements in 2012  Improved and focused sales recruiting process Created sales training program Developed branch “Playbook” for consistency Implemented “Sales Activity” model Integrated Salesforce.com into operations Established sales territories for SMB channel Enhanced and refined new products Sales rally and achievers club events Enhanced Sales Organization with Positive Momentum and a Large Pipeline - Direct Sales Bookings are up 19% since Q1 2012         Developed on-boarding and training module Established territories and assigned prospect lists Created retention team Enhanced competitive analysis Continued segmentation alignment Focused on up-selling of customer base Improved customer experience Refined advertising and promotions       

13 12 107 452 757 781 812 847 906 0 250 500 750 1,000 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 Case Study: Fiber To The Tower (FTTT) 3 Overview • FairPoint has been aggressively expanding fiber connectivity to the tower to gain wholesale-data market share • FTTT build out strategy has several key components: ̶ Leverage initial investment to secure contracts with carriers ̶ Increase speed requirements after initial contract wins ̶ Be best-in-class through on-time delivery and quality of service • Approximately 900 mobile Ethernet backhaul connections in Northern New England, providing predictable cash flow and valuable network reach extension • FairPoint has contracts in place to increase the number of Ethernet backhaul connections by ~40% in 2013 (1) NNE towers only Mobile Ethernet Backhaul Connections (1)

14 3,261 3,260 2,999 2,860 2,787 2,816 2,809 2,784 747 749 691 681 667 594 589 585 4,008 4,009 3,690 3,541 3,454 3,410 3,398 3,369 1,500 3,000 4,500 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 NNE Telecom (No. of Employees) Execute HR Strategy 4 • FairPoint continues to align its human resource assets with the changing telecom landscape • 16% workforce reduction in the last two years • 3,369 employees as of YE2012 ̶ 1,205 non-represented ̶ 2,164 union (1,904 covered by CBAs with CWA and IBEW in NNE, which expire Aug. 2014) • Throughout headcount rationalization process, FairPoint has increased productivity and maintained service quality ̶ Demonstrated improvement in key service-quality metrics despite headcount reduction ̶ Increased productivity on a per-employee basis over time Continuing Headcount Rationalization (16%)

Experienced Management Team Delivering Results

FairPoint communications

Name	Position	Experience
Paul Sunu	Chief Executive Officer	• 32 years corporate and operating experience; CEO since August 2010; Former CFO of Hargray Communications and Hawaiian Telcom; Co-founder and former CFO of Madison River Communications; Chairman, Integra Telecom Inc.
Ajay Sabherwal	Executive Vice President and Chief Financial Officer	• 22 years of experience with 18 years in telecommunications; Joined FairPoint in July 2010; Former CFO of Choice One Communications, Aventine Renewable Energy and Mendel Biotechnology
Anthony Tomae	Executive Vice President and Chief Revenue Officer	• 30 years of telecommunications sales and marketing experience; Former EVP of Sales and Marketing at Deltacom and SVP of Marketing at WilTel Communications; Joined FairPoint in 2012
Ken Amburn	Executive Vice President, Operations and Engineering	• 44 years of telecommunications experience; Former COO of Madison River Communications
Peter Nixon	Executive Vice President, External Affairs and Operational Support	• 35 years experience; Former COO and SVP of Corporate Development and President of Telecom Group; Former President of C&E Telephone Corp.
Shirley Linn	Executive Vice President, General Counsel and Secretary	• 38 years business and securities law experience; Joined FairPoint in 2000
Greg Castle	Executive Vice President, Human Resources	• Over 33 years of experience managing employee and labor relations; Former VP of Labor Relations at Ameritech
Rose Hauser	Executive Vice President and Chief Information Officer	• 33 years experience in telecommunications and IT; Joined FairPoint in May 2011; Former CIO of Hawaiian Telcom; Held leadership roles at MCI, XO Comm. and Bell Atlantic

Experienced Leadership Team with a Demonstrated Track Record of Success & Fresh Focus

15

16 Executing on our Strategy 1 2 3 4 Improve Operations Change Regulatory Environment Transform & Grow Revenue Execute HR Strategy Proven Proven Continuing Priority in 2013 Proven Complex project management Level playing field Completed sales force and customer segment alignment IBEW 2011 Force Adjustment Process (FAP) Improved service quality Legislation in Maine and New Hampshire; Vermont IRP Significant increase in sales bookings CWA 2012 FAP executed in 30 days Enhance service quality after reductions in force FCC ICC/USF reform Major long-term contracts leveraging fiber assets Enhanced competencies in labor relations and learning & development

17 Financial Overview

18 Financial Highlights • We expect to continue deleveraging: $112 million unlevered free cash flow (1) in 2012 and sale of Idaho at 6.0x enabled $60 million of deleveraging (2) • Capital expenditures are now declining following substantial network build out and satisfaction of most regulatory requirements • Continual focus on cost savings leading up to labor contract renegotiations in August 2014 ̶ 16% headcount reduction in the last two years with operational and productivity improvements; cost savings more than offset revenue decline • Substantial asset portfolio presents opportunity to further de-lever via sale of non-core assets at attractive valuations ̶ Recently demonstrated by sale of Idaho properties ($30 million gross proceeds or 6x EBITDA) (1) Before the impact of Superstorm Sandy of ~$3M (2) After refinancing, which closed Feb. 14, 2013

19 Summary 2012 Results • In 2012, FairPoint reported positive momentum from its growth-oriented businesses and broadband products ̶ Data and Internet services revenue grew 12% YoY ̶ Ethernet services contributed approximately $12 million of revenue in Q4 2012 as compared to $7 million in Q4 2011, an increase of 70% YoY ̶ Broadband subscribers grew 3.9% YoY • Full year Adjusted EBITDA (2) increased 6% to $278 million in 2012 from $262 in 2011 as cost reductions more than offset revenue decline • Voice access line loss is decelerating ̶ Total voice access lines declined 7.6% in 2012(1) ̶ Business voice access lines declined 3.1% in 2012(1), which is 40% less than the 5.0% loss FairPoint reported in 2011 • FairPoint generated sufficient free cash flow to reduce leverage from $1 billion at YE2011 to $940 million after refinancing on Feb. 14, 2013 • Management exceeded full year guidance of $90-$100 million in unlevered free cash flow (after cash pension contributions and OPEB payments), generating $112 million in 2012 before storm impact (1) Pro forma for the sale of FairPoint’s payphone business in northern New England (2) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see our fourth quarter 2012 earnings release furnished March 6, 2013 on Form 8-K

Recent Financial Trends

FairPoint communications

Financial Highlights

($ MM)	4Q11	1Q12	2Q12	3Q12	4Q12	FY12	PF
Revenue	$254	$248	$243	$242	$240	$974	
Adjusted EBITDA[(1),(3)]	$70	$61	$76	$74	$66	$278	
margin	*28%*	*25%*	*31%*	*30%*	*28%*	*28%*	
Capital expenditures	$35	$26	$32	$38	$49	$145	
Unlevered Free Cash Flow[(2),(3)]	$35	$29	$38	$28	$16	$112	
Cash on hand	$17	$36	$44	$22	$23	$23	$14
Debt	$1,000	$998	$995	$970	$957	$957	$940

2013 Guidance:

- Unlevered Free Cash Flow of $100 to $110 million
- Adjusted EBITDA of $255 to $265 million
- Capital Expenditures of $135 million
- Cash used for pension contributions and OPEB on a combined basis of $20 million
- Annual cash interest expense, on a pro forma basis, is expected to be $75 to 80 million per year
- Annual mandatory debt amortization, on a pro forma basis, of $6 million

(1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see the Company's fourth quarter 2012 earnings release furnished March 6, 2013 on Form 8-K

(2) Unlevered Free Cash Flow means Adjusted EBITDA minus the sum of Pension contributions, OPEB payments, and capital expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see the Company's fourth quarter 2012 earnings release furnished March 6, 2013 on Form 8-K

(3) Before the impact of Superstorm Sandy of ~$3M

20

21 3.54 3.33 3.00 3.42 4.10 2.6 3.0 3.4 3.8 4.2 (1) FY 2012; excludes pension, OPEB and non-recurring add-backs to Adjusted EBITDA (2) As of Dec. 31, 2012 (3) Weighted average of FTR, CNSL and CTL Cost Reduction Opportunities 198 176 145 100 120 140 160 180 200 220 2010 2011 2012 ($MM) Cost Structure Declining CapEx Requirements Regular PUC Mandate FTTT Opportunity for Further Operational Efficiencies Significant Opportunity to Reduce Costs Relative to Industry Peers Employees per 1000 lines (2) Peer Avg.(3) (14%) CAGR ~$700 Million Recurring Cash Expense Structure (1) Capital Expenditure by Year Circuits & Netw ork 26% Facilities and Fleet 7% Contracted Services 7% Employee Expenses 48% Operating Taxes & Legal 8% Marketing 4% 6%

Pension / OPEB Considerations

FairPoint communications

- Pension & OPEB liabilities arise from Northern New England union contracts
  - GAAP figures represent status quo into perpetuity and reflect continuation of past practices
  - OPEB liability is highly sensitive to the medical cost trend assumption
- New law allows the Company to reduce its 2013 required pension contribution
  - Minimum required contribution of $6 million in 2013 vs. $20 million in 2012
  - FairPoint has discretion to contribute more than minimum in 2013
- Pension and OPEB liabilities are highly sensitive to changes in the discount rate and cost assumptions
- 16% reduction in headcount since 2011 (2)

Pension & OPEB GAAP Liability

($ in millions)	2010	2011	2012
Pension			
Plan assets	$176.5	$160.3	$166.3
Projected benefit obligation	$265.8	$318.3	$369.8
Key assumptions:			
Discount Rate	5.56%	4.63%	4.08%
OPEB			
Plan assets	$0.2	$1.0	$0.0
Projected benefit obligation	$344.9	$533.2	$621.4
Key assumptions:			
Discount Rate	5.65%	4.66%	4.20%
Healthcare cost trend (<65 years)	7.70%	8.40%	8.10%
Healthcare cost trend (>65 years)	8.20%	8.40%	8.10%

Pension & OPEB Sensitivity (1)

($ in millions)	Pension	OPEB
Impact on liability given 1% change in the discount rate assumption	20%	23%
Impact on liability given 1% increase in healthcare cost trend assumption	N/A	$158.2
Impact on liability given 1% decrease in healthcare cost trend assumption	N/A	($119.2)

(1) Based upon liability at December 31, 2012
(2) Resulted in ~$50 million in lump sum distributions

22

23 FairPoint Communications Summary  Leading communications services company with attractive assets and significant scale - Three contiguous states with an extensive, next generation fiber network spanning 15k route miles - Telecom Group assets provide stable free cash flow  Continued business and operating improvements following 2011 stabilization - Strong broadband growth - Significant increase in sales booking with major contract wins - Improving access line attrition rates - including significant improvement in business line loss - Facilitated regulatory change in NNE to materially improve FairPoint's competitiveness  High confidence in ability to further reduce costs meaningfully over the next several years - Implemented a 16% reduction in headcount in the last two years - Capex demands continue to decline with completion of most required broadband extensions  Focused on free cash flow generation and leverage reduction - $60 million of debt reduction from free cash flow and asset sale (1) - $30 million in gross proceeds (6x EBITDA) from Idaho sale; closed Jan. 31, 2013 - Target leverage of 3.0x or lower  Experienced management team delivering results (1) After refinancing, which closed Feb. 14, 2013